UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2011 (May 2, 2011)

INTERNATIONAL COAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32679	20-2641185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia		25560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (304) 760-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced, on May 2, 2011, Arch Coal, Inc., a Delaware corporation (“Arch”), Atlas Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Arch (“Merger Sub”), and International Coal Group, Inc., a Delaware corporation (“ICG”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Arch, through Merger Sub, will commence an offer (the “Offer”) to acquire all of the outstanding shares of ICG’s common stock, par value $0.01 per share, (the “Shares”) for $14.60 per share in cash, without interest (the “Offer Price”).

Completion of the Offer is subject to several conditions, including: (i) that a majority of the Shares outstanding (generally determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the absence of a material adverse effect on ICG; (iv) the expiration of a 20 business day marketing period beginning 10 business days after delivery of certain required financial information to be provided to Arch by ICG; and (v) certain other customary conditions. The Offer is not subject to a financing condition.

The Merger Agreement also provides that following consummation of the Offer and satisfaction of certain customary conditions, Merger Sub will be merged with and into ICG (the “Merger”), with ICG surviving as a wholly-owned subsidiary of Arch. Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by (i) Arch, Merger Sub, ICG or their respective subsidiaries and (ii) stockholders of ICG who properly exercised their appraisal rights under the Delaware General Corporation Law) will be converted into the right to receive the Offer Price.

If Merger Sub holds 90% or more of the outstanding Shares following the completion of the Offer (the “Short Form Threshold”), the parties will effect the Merger as a short-form merger without the need for approval by ICG’s stockholders. In addition, subject to the terms of the Merger Agreement and applicable law, ICG has granted Merger Sub an irrevocable option (the “Top-Up Option”), exercisable after completion of the Offer and Arch’s purchase of a majority of the Shares, to purchase additional Shares from ICG as necessary so that Arch, Merger Sub or their subsidiaries own one Share more than the Short Form Threshold. If for whatever reason Merger Sub does not attain the Short Form Threshold, ICG will hold a special stockholders’ meeting to obtain stockholder approval of the Merger. In this event, ICG will call and convene a stockholder meeting to obtain such approval, and Merger Sub will vote all Shares it acquires pursuant to the Offer in favor of the adoption of the Merger Agreement, thereby assuring approval.

Arch and ICG have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to promptly effect all registrations, filings and submissions required pursuant to the HSR Act and any other required governmental approvals, the Securities Exchange Act of 1934 and other applicable laws with respect to the Offer and the Merger; and (ii) to use reasonable best efforts to do all things necessary, proper or advisable to consummate and effectuate the transactions contemplated by the Merger Agreement.

ICG has agreed prior to the consummation of the Merger to (i) conduct its business in the ordinary course consistent with past practice and (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and preserve intact certain business relationships and relationships with applicable regulatory authorities. ICG has also agreed to comply with certain specific operating covenants during the pendency of the Merger.

ICG has agreed not to solicit, initiate or knowingly encourage, or engage in discussions concerning, alternative proposals for the acquisition of ICG. However, subject to the satisfaction of certain conditions and following receipt of an unsolicited proposal or the occurrence of certain intervening events, ICG and its board of directors, as applicable, would be permitted to take certain actions, which may, as more fully described in the Merger Agreement, include terminating the Merger Agreement or changing the board of directors’ recommendation, if the board of directors of ICG has concluded in good faith after consultation with its advisors that failure to do so could result in a breach of its fiduciary duties.

The Merger Agreement can be terminated by Arch or ICG under certain circumstances, and ICG will be required to pay Arch a termination fee of $115 million in connection with certain termination events.

The Merger Agreement has been adopted by the boards of directors of Arch, Merger Sub and ICG and the board of directors of ICG has resolved to recommend that stockholders of ICG tender their Shares in the Offer and, if necessary, vote to adopt the Merger Agreement.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Arch, Merger Sub or ICG in any public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by ICG to Arch in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Arch, Merger Sub and ICG, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Arch, Merger Sub or ICG. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws. Therefore, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Tender and Voting Agreements

In connection with the parties’ entry into the Merger Agreement, (i) certain affiliates of WL Ross & Co. LLC who collectively own approximately 6% of the outstanding stock of ICG have entered into a tender and voting agreement with Arch and Merger Sub and (ii) certain affiliates of Fairfax Financial Holdings Limited who collectively own approximately 11% of the outstanding stock of ICG have entered into a tender and voting agreement with Arch and Merger Sub (each, a “Tender and Voting Agreement” and collectively, the “Tender and Voting Agreements”) pursuant to which they have agreed to, among other things, tender their Shares of ICG’s common stock into the Offer and vote their Shares of ICG’s common stock in favor of adopting the Merger Agreement, if applicable. The stockholder parties to the Tender and Voting Agreements have agreed to comply with certain restrictions on the disposition of such shares, subject to the terms and conditions contained therein. Pursuant to their terms, the Tender and Voting Agreements will terminate upon the earlier of (i) notice of the termination of the Merger Agreement, (ii) a change in recommendation by the Board of Directors of ICG, (iii) the termination or expiration of the Offer, without any shares being accepted for payment and (iv) the consummation of the Merger.

The foregoing description of the Tender and Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreements, which are attached hereto as Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

ICG issued a joint press release with Arch on May 2, 2011 regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Additional Information

This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of International Coal Group’s (“ICG”) common stock. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission (“SEC”). The solicitation of offers to buy shares of ICG’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Investors and ICG securityholders are strongly advised to read both the tender offer statement and the solicitation/recommendation statement that will be filed by ICG regarding the tender offer when they become available as they will contain important information. Investors and securityholders may obtain free copies of these statements (when available) and other documents filed with respect to the tender offer at the SEC’s website at www.sec.gov. In addition, copies of the tender offer statement and related materials (when available) may be obtained for free by directing such requests to the information agent for the tender offer or by directing such requests to Arch’s investor and public relations at the phone number below. The solicitation/recommendation statement and related documents (when available) may be obtained by directing such requests to Ross Mazza at the phone number or e-mail address below.

Arch Coal, Inc.

Investor and Public Relations

(314) 994-2897

Ross Mazza

(304) 760-2526

rmazza@intlcoal.com

Note on Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; adoption by Appalachian states of EPA guidance regarding stringent water quality-based limitations in CWA Section 402 wastewater discharge permits and CWA Section 404 dredge and fill permits; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; the impact of the mine explosion at a competitor’s mine on federal and state authorities’ decisions to enact laws and regulations that result in more frequent mine inspections, stricter enforcement practices and enhanced reporting requirements; future legislation and changes in regulations or governmental policies or changes in interpretations or enforcement thereof, including with respect to safety enhancements and environmental initiatives relating to global warming and climate change; impairment of the value of our long-lived and deferred tax assets; our liquidity, including our ability to adhere to financial covenants related to our borrowing arrangements; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims, including those related to citations and orders issued by regulatory authorities, and the availability of related insurance coverage.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this press release, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed as a part of this report.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 2, 2011, by and among Arch Coal, Inc., Atlas Acquisition Corp. and International Coal Group, Inc.

2.2	Tender and Voting Agreement by and among Arch Coal, Inc., Atlas Acquisition Corp. and certain stockholders of International Coal Group, Inc.

2.3	Tender and Voting Agreement by and among Arch Coal, Inc., Atlas Acquisition Corp. and certain stockholders of International Coal Group, Inc.

99.1	Joint Press Release issued by Arch Coal, Inc. and International Coal Group, Inc., dated May 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Senior Vice President, Secretary and General Counsel

Date: May 3, 2011

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 2, 2011, by and among Arch Coal, Inc., Atlas Acquisition Corp. and International Coal Group, Inc.

2.2	Tender and Voting Agreement by and among Arch Coal, Inc., Atlas Acquisition Corp. and certain stockholders of International Coal Group, Inc.

2.3	Tender and Voting Agreement by and among Arch Coal, Inc., Atlas Acquisition Corp. and certain stockholders of International Coal Group, Inc.

99.1	Joint Press Release issued by Arch Coal, Inc. and International Coal Group, Inc., dated May 2, 2011.